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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 March 18, 1996
               (Date of Report (Date of Earliest Event Reported))

                     FIRST OF MICHIGAN CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     1-7467
                            (Commission File Number)

                                   13-2780197
                      (I.R.S. Employer Identification No.)

                             100 Renaissance Center
                                   26th Floor
                            Detroit, Michigan 49243
          (Address of Principal Executive Offices, Including Zip Code)

                                 (313) 259-2600
              (Registrant's Telephone Number, Including Area Code)

                                [not applicable]
         (Former Name or Former Address, If Changed Since Last Report)





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Item 5.  Other Events.

      On March 18, 1996, the registrant issued the following press release:

      FOR IMMEDIATE RELEASE                               March 18, 1996

                       First of Michigan names new CEO

                    Move reinforces board's commitment to
                         client service and Michigan

            DETROIT, Mich. -- The Board of Directors for First of Michigan Capital Corporation (CHX-FMG) has appointed Kenneth C. Eich as First of Michigan's President and Chief Executive Officer. The announcement was made today by William H. Cuddy, company board chairman.

            Eich is a former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation, Denver, Colo., a leading sales force distributor and advisor of mutual funds with more than $47 billion in assets under management.

            "We are very pleased to have Ken Eich as our new President," Cuddy said. "His business experience and leadership skills will be instrumental in attaining our goals and ensuring the needs of our customers, sales force, employees and shareholders are fulfilled."

            Steve Gasper, who had been First of Michigan's president and CEO since 1994, resigned today to pursue other business opportunities.

            "First of Michigan's immediate goals are simple: be the dominant broker dealer in Michigan, and improve our financial results," Cuddy said.

            First of Michigan was founded more than 60 years ago and is based in Detroit, Mich. The full-service securities firm has 32 offices throughout Michigan. It provides investment services to retail and institutional customers.

            "I am extremely excited to join First of Michigan," Eich said.
      "I look forward to helping build a stronger presence and track record for the company, and to encourage clients to use First of Michigan beyond any alternative."

            First of Michigan Capital Corporation's principal subsidiary is First of Michigan Corporation. It is a member of the New York Stock Exchange and is traded on the Chicago Stock Exchange.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST OF MICHIGAN CAPITAL CORPORATION



                                        By: /s/ Lenore P. Denys
                                            ----------------------------------
Date: March 20, 1996                          Lenore P. Denys
                                              Senior Vice President
                                                and Secretary





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